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                                                                EXHIBIT 24

                              POWER OF ATTORNEY

    The undersigned hereby constitute and appoint Irving Weiser, John C. Appel, and David J. Parrin, and each of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Dain Rauscher Corporation for the fiscal year ending December 31, 1998 and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying all that said attorneys-in-fact and agents, each acting alone, or his substitutes, may lawfully do or cause to be done by virtue thereof.


           SIGNATURE                           DATE
           ---------                           ----

        John C. Appel                       3/6/99
  ------------------------            ---------------------
        John C. Appel


      David J. Parrin                       3/6/99
  ------------------------            ---------------------
      David J. Parrin


       Irving Weiser                        3/6/99
  ------------------------            ---------------------
       Irving Weiser


     Kenneth J. Wessels                     3/8/99
  ------------------------            ---------------------
     Kenneth J. Wessels


     J. Evans Attwell                       3/1/99
  ------------------------            ---------------------
     J. Evans Attwell


      Susan S. Boren                        3/1/99
  ------------------------            ---------------------
      Susan S. Boren


   F. Gregory Fitz-Gerald                   3/6/99
  ------------------------            ---------------------
   F. Gregory Fitz-Gerald


     Walter F. Mondale                      3/1/99
  ------------------------            ---------------------
     Walter F. Mondale


     C.A. Rundell, Jr.                      3/1/99
  ------------------------            ---------------------
     C.A. Rundell, Jr.


      Robert L. Ryan                        3/9/99
  ------------------------            ---------------------
      Robert L. Ryan


   Arthur R. Schulze, Jr.                   3/2/99
  ------------------------            ---------------------
   Arthur R. Schulze, Jr.